UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   FORM 8-K/A
                                (Amendment No. 1)


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 12, 2009



                                West Marine, Inc.
                 ----------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                      0-22512                   77-0355502
   -----------------             ---------------           ------------------
   (State or other               (Commission               (I.R.S. Employer
    jurisdiction of               File Number)              Identification No.)
    incorporation)


                               500 Westridge Drive
                          Watsonville, California 95076

      ---------------------------------------------------------------------

          (Address of Principal Executive Offices, Including Zip Code)


                                 (831) 728-2700
                             -----------------------
              (Registrant's Telephone Number, Including Area Code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountant.

(a) On August 12, 2009, the Audit Committee of the Board of Directors of West Marine, Inc. (the "Company") dismissed Deloitte & Touche LLP ("D&T").

         D&T's audit report on the Company's consolidated financial statements for the Company's fiscal years ended January 3, 2009 and December 29, 2007 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that D&T's audit report contains an explanatory paragraph related to the Company's adoption of Statement of Financial Accounting Standards Board Interpretation No. 48 on December 31, 2006. Additionally, D&T's audit report expressed an adverse opinion on the effectiveness of the Company's internal control over financial reporting as of December 29, 2007 because of material weaknesses, as discussed below.

         During the two fiscal-year period ended January 3, 2009 and for the subsequent interim period through August 12, 2009, there were no disagreements between the Company and D&T on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of D&T would have caused D&T to make reference to the subject matter of the disagreement in connection with its reports on the Company's consolidated financial statements for such periods.

         During the Company's fiscal years ended January 3, 2009 ("fiscal 2008") and December 29, 2007 ("fiscal 2007") and through August 12, 2009, there was one reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K). In fiscal 2007 and fiscal 2008, the Audit Committee discussed with D&T the existence of two material weaknesses in the Company's internal control over financial reporting of (1) the Company did not maintain sufficient accounting resources with adequate training in the application of GAAP commensurate with its financial reporting requirements and the complexity of its operations and transactions, and (2) monitoring and oversight controls over the preparation of significant accounting estimates were not effective, which material weaknesses are more fully described in the Company's annual report on Form 10-K for the year ended December 29, 2007 and quarterly reports on Form 10-Q for the periods ended March 29, June 28 and September 27, 2008, each filed with the Securities and Exchange Commission. The Company has authorized D&T to respond fully to the inquiries of Grant Thornton concerning these material weaknesses. These material weaknesses were remediated in fiscal 2008.

     The Company furnished D&T with a copy of the above disclosure, and requested that D&T furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of D&T's letter dated August 26, 2009 is attached as Exhibit
16.1 to this Current Report on Form 8-K.

(b) On August 12, 2009, the Audit Committee of the Company approved the appointment of Grant Thornton LLP ("Grant Thornton"), as the Company's independent registered public accounting firm for the remainder of the Company's current fiscal year ending January 2, 2010. Accordingly, we entered into a formal engagement letter with Grant Thornton on August 25, 2009.

     During the Company's fiscal 2008 and fiscal 2007 and through August 25, 2009, the date on which Grant Thornton was engaged, neither the Company, nor any person on its behalf, has consulted with Grant Thornton with respect to either:
(i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements; or (ii) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or any matter that was either the subject of a disagreement or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K). Further, no written report or oral advice was provided by Grant Thornton to the Company that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting of an issue.


Item 9.01.   Financial Statements and Exhibits.

             Exhibit

             16.1 Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated August 26, 2009.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   WEST MARINE, INC.



Date:  August 26, 2009            By:  /s/ Thomas R. Moran
                                        ----------------------------
                                        Thomas R. Moran
                                        Senior Vice President and
                                        Chief Financial Officer

                                                                    Exhibit 16.1


August 26, 2009

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549-7561

Dear Sirs/Madams:

We have read Item 4.01(a) of West Marine, Inc.'s Form 8-K/A (Amendment No. 1) dated August 12, 2009 and filed on August 26, 2009, and agree with the comments made therein.

Yours truly,

 DELOITTE & TOUCHE LLP /s/

San Francisco, CA